SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed

Your Vote Counts!  XYLEM INC.  2021 Annual Meeting  Vote by May 11, 2021 11:59 PM ET.  For shares held in a Xylem Employee Retirement Savings Plan,  Vote by May 7, 2021 11:59 PM ET.   XYLEM INC.  1 INTERNATIONAL DRIVE  RYE BROOK, NEW YORK 10573  D39954-P52161-Z79398  You invested in XYLEM INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held virtually on May 12, 2021.  Get informed before you vote  You can view the 2020 Annual Report on Form 10-K and 2021 Notice and Proxy Statement online OR receive a free paper or email  copy of the materials by requesting prior to April 28, 2021. If you would like to request a copy of the materials for this and/or future  shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If requesting by email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise  receive a paper or email copy.  For complete information and to vote before the meeting, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 12, 2021  11:00 a.m. (ET)  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/XYL2021  *To vote your shares during the virtual Annual Meeting, you will need your unique control number indicated above.  Please check the meeting materials for more information, including any special requirements for meeting attendance.   V1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming virtual annual shareholder meeting. Please follow the  instructions on the reverse side to vote these important matters.  Board  Recommends  Voting Items  1. Election of eleven members of the Xylem Inc. Board of Directors.  1a. Jeanne Beliveau-Dunn  For  1b. Patrick K. Decker  For  1c. Robert F. Friel  For  1d. Jorge M. Gomez  For  1e. Victoria D. Harker  For  1f. Steven R. Loranger  For  1g. Surya N. Mohapatra, Ph.D.  For  1h. Jerome A. Peribere  For  1i. Markos I. Tambakeras  For  1j. Lila Tretikov  For  1k. Uday Yadav  For  2. Ratification of the appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2021.  For  3. Advisory vote to approve the compensation of our named executive officers.  For  Against  4. Shareholder proposal requesting amendments to our proxy access by-law, if properly presented at the meeting.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D39955-P52161-Z79398